UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2006

AFFINITY MEDIA INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51983	20-3315459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Sawtelle Blvd., Suite 470 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 479-1555

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Affinity Media International Corp. (the “Company”) announced today that it has been informed by Maxim Group LLC, the lead underwriter of the Company’s initial public offering consummated on June 9, 2006, that holders of the Company’s units can separately trade the common stock and warrants included in such units commencing July 26, 2006 and that trading in the units will continue. The common stock and warrants will be quoted on the Over-The-Counter Bulletin Board under the symbols AFMI and AFMI.W, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit 99.1	Press release dated July 24, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY MEDIA INTERNATIONAL CORP.

Date: July 24, 2006	By:	/s/ Howard Cohl
Howard Cohl
President

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